Exhibit 99.1

GTY Technology Holdings Announces
Execution of a $25 Million Definitive Financing Agreement; Sufficient Growth Capital Through 2021

(Boston, MA, November 16, 2020) – GTY Technology Holdings Inc. (Nasdaq: GTYH) (“GTY”), a leading vertical SaaS/Cloud solution provider for the public sector, today announced the execution of a definitive credit agreement providing for a $25 million secured loan (the “Loan”) with funds managed by UBS O’Connor LLC. The proceeds of the Loan will be used to repay the outstanding balance under our existing credit facility, with the balance available for working capital and general corporate purposes.

John Curran, CFO, stated, “This financing replaces our existing $12M unsecured facility and provides GTY with additional capital to support our growth plans. The new agreement has a 30 month term ending in the second quarter of 2023. Combined with cost reduction efforts and our strong growth in 2020, we believe we have sufficient capital through 2021.”

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The company’s actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the company’s expectations with respect to future performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the impact of the coronavirus (“COVID-19”) outbreak, or similar global health concerns, on our operations and customer base; (2) our ability to consummate any proposed transaction with respect to the previously announced review of strategic alternatives; (3) the lack of actionable alternatives being identified in connection with the strategic alternative review; (4) our failure to generate sufficient cash flow from our business to make payments on our debt; (5) our ability to raise or borrow funds on acceptable terms; (6) changes in applicable laws or regulations; (7) the possibility that the company may be adversely affected by other economic, business, and/or competitive factors; (8) other risks and uncertainties included in our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and our subsequent filings with the Securities and Exchange Commission. We caution you that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. We do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based.

About GTY Technology Holdings Inc.

GTY Technology Holdings Inc. (NASDAQ: GTYH) (“GTY”) brings leading public sector technology companies together to achieve a new standard in stakeholder engagement and resource management. Through its six business units, GTY offers an intuitive cloud-based suite of solutions for state and local governments, education institutions, and healthcare organizations spanning functions in procurement, payments, grant management, budgeting, and permitting: Bonfire provides strategic sourcing and procurement software to enable confident and compliant spending decisions; CityBase provides government payment solutions to connect constituents with utilities and government agencies; eCivis offers a grant management system to maximize grant revenues and track performance; Open Counter provides user-friendly software to guide applicants through complex permitting and licensing procedures; Questica offers budget preparation and management software to deliver on financial and non-financial strategic objectives; Sherpa provides public-sector budgeting software and consulting services.

Company Contacts:

Investor Relations

ir@gtytechnology.com

(702) 945-2898